                                                                   EXHIBIT 10(A)

               FIRST AMENDMENT TO PURCHASE AGREEMENT No. P.A.-0372


         THIS FIRST AMENDMENT TO PURCHASE AGREEMENT No. P.A.-0372 (the "First Amendment") is made and entered into effective as of the 3rd day of September, 1998, by and between BOMBARDIER INC. ("Bombardier"), a Canadian corporation, through Bombardier Aerospace Regional Aircraft having an office at 123 Garratt Boulevard, Downsview, Ontario, Canada and ATLANTIC SOUTHEAST AIRLINES, INC. ("Buyer"), a Georgia corporation having an office at 100 Hartsfield Centre Parkway, Suite 800, Atlanta, Georgia, U.S.A.

         WHEREAS, Bombardier and Buyer are parties to that certain Purchase Agreement No. P.A.-0372 dated April 17, 1997 (the "Purchase Agreement") and pursuant to Section 24.1 thereof, desire to amend the Purchase Agreement as herein provided.

         NOW THEREFORE, for good and valuable consideration, the adequacy and receipt of which is hereby acknowledge by the parties, Buyer and Bombardier agree to amended the Purchase Agreement as follows:

         1. The second WHEREAS Recital paragraph contained on page 4 of the Purchase Agreement is hereby amended to substitute "forty-five (45)" for "thirty (30)" therein.

         2. The definition of "Agreement" contained in Article 1.4 of the Purchase Agreement is amended and restated in its entirety as follows:

         "Agreement" means this Purchase Agreement P.A.-0372, including all Exhibits, Annexes, Appendices and Letter Agreements attached hereto (each of which is incorporated in this Purchase Agreement P.A.-0372 by this reference) and all Contract Change Orders now or hereafter made hereto (including without limitation Contract Change Orders Nos. 1 through 6), as any one or more of the foregoing may be amended pursuant to the provisions of this Purchase Agreement P.A.-0372, including without limitation the First Amendment to this Purchase Agreement P.A.-0372."

         3. Article 2.1 of the Purchase Agreement is amended to substitute "forty-five (45)" for "thirty (30)" therein.

         4. Appendix II of the Purchase Agreement is hereby amended and restated in its entirety so as to read as provided in Appendix II attached hereto and made a part hereof.

         5. The last sentence contained under Section 9.4 of the Agreement is hereby amended to add the phrase "[* ]" immediately following the phrase
"[* ]" therein.

         6. Section 18.3 of the Agreement is hereby amended to delete subclause (iii) thereof in its entirety and renumber subclause (iv) as subclause
(iii).

         7. The penultimate sentence contained under Section 19.12 of the Agreement is hereby amended to add the phrase "[* ]" immediately following the word [* ] therein.

         8. The following provisions of Annex A to the Purchase Agreement are hereby amended as follows:

                  A)       Section  3.2.6 of Annex A to the Purchase Agreement
                           is hereby  amended to  substitute "[*         ]" for
                           "[*        ]" therein.

                  B) Section 3.3.9 of Annex A to the Purchase Agreement is hereby amended to substitute "[* ]" for "[* ]" therein.

                  C) Section 3.5 of Annex A to the Purchase Agreement is hereby amended to add the following sentence to the end thereof:

                           "[*Deleted in its entirety.]"

         9. Section 1.1.1 of Annex B is hereby amended to delete the period at the end of subclause d) thereof and replace it with the phrase "; and" and so as to add a new subclause e thereof which shall read as follows:

                  "e) the Aircraft computer systems (hardware and software) that process date data shall do so correctly in the year 2000."

         10. With respect to each and every Letter Agreement attached and incorporated in the Purchase Agreement (including Letter Agreement Numbers 0372-01 through 0372-21), the initial paragraph of each such Letter Agreement is amended to substitute "forty-five (45)" for "thirty (30)" therein.

         11. Letter Agreement 0372-01 is hereby restated in its entirety as provided in Exhibit "A" attached hereto and made a part hereof.

         12. The parties acknowledge and agree that as a result of the modification of Letter Agreement 0372-18 as provided under this First Amendment and its continued applicability as so modified, no changes need be made to Letter Agreement 0372-02.

         13.      Letter Agreement 0372-03 is hereby amended so as to substitute
"[*             ]" for "[*          ]" in each and every place therein
(including the [*                            ] annexed thereto).

         14.      Letter Agreement 0372-06 is hereby amended as follows:

                  A) Section 2.1 of Letter Agreement 0372-06 is hereby amended by substituting the phrase "[* ] and further" for the phrase "[* ]" in the one place such latter phrase appears therein.

                  B) Section 5.2 of Letter Agreement 0372-06 is hereby amended by deleting the phrase ", [* ]" therefrom.

         15. Letter Agreement 0372-09 is hereby amended so as to amend and restate the second sentence contained under Section 1.0 thereof in its entirety to read as follows:

                  "[*Deleted in its entirety.]"

         16. Letter Agreement 0372-11 is hereby terminated and shall be of no further force or effect; provided, that all rights and entitlements of Buyer to purchase any Canadian Regional Jet Series 700 Aircraft shall be governed by the terms and provisions of that certain Purchase Agreement No. P.A.-0430 of even date herewith between Bombardier and Buyer.

         17. Letter Agreement 0372-12 is hereby restated in its entirety as provided in Exhibit "B" attached hereto and made a part hereof.

         18. Section 1.0 of Letter Agreement 0372-14 is hereby amended so as to (i) insert the phrase "[* ]" where such latter term appears in the first sentence thereof and (ii) to substitute the phrase "[* ]" for the phrase "[* ]" where such latter phrase appears in the second sentence thereof.

         19. Letter Agreement 0372-15 is hereby amended by deleting Sections 1.0, 2.0 and 3.0 therefrom.

         20. Letter Agreement 0372-16 is hereby restated in its entirety as provided in Exhibit "C" attached hereto and made a part hereof.

         21.      Letter Agreement 0372-17 is hereby amended by substituting
"[*           ]" for "[*     ]" in Section 1.0 thereof.

         22. Letter Agreement No 0372-18 is hereby amended to (i) substitute the phrase "[* ]" for [* ]" in the one place contained in Section 2.0 where [* ] appears therein, and (ii) substitute the phrase "[* ]" for [* ]" in the one place contained in Section 3.0 where [* ] appears therein.

         23.      Letter Agreement No. 0372-19 is hereby amended to (i)
substitute "[*  ]" for "[*        ]," substitute "[*    ]" for "[*        ],"
substitute "[*                ]" for "[*                ],"            and
substitute "[*                      ]" for "[*                         ]" in the
places  in  Section 1.0 thereof where [*                            ] phrases
appear therein and (ii) substitute [*              ] in the one place in Section
4.0 thereof where such number appears therein.

         24. A new Letter Agreement 0372-22 is hereby created which shall read in its entirety as provided in Exhibit "D" attached hereto and made a part hereof and a part of the Purchase Agreement.

         25. Buyer and Bombardier shall supply the other within thirty (30) days of the execution of this First Amendment, a legal opinion in a form reasonably acceptable to such other party, prepared by external counsel, as to the due authorization, execution and delivery of this First Amendment by the party delivering such opinion and that this First Amendment is a legally valid, binding obligation of the party delivering such opinion, enforceable in accordance with its terms, save and except for general laws affecting creditors and their availability of equitable remedies.

Except as specifically provided herein, the Purchase Agreement together with all Exhibits, Annexes, Appendices, and Letter Agreements attached thereto and all Contract Change Orders applicable thereto and currently in existence shall continue in full force and effect.

         IN WITNESS WHEREOF this First Amendment was signed on the date written hereof:

For and on behalf of                       For and on behalf of
Atlantic Southeast Airlines, Inc.:         Bombardier Inc.:



By:                                        By:
       ---------------------------                ------------------------
Its:                                       Its:
       ---------------------------                ------------------------

Title:                                     Title:
       ---------------------------                ------------------------

                                   APPENDIX II

                                DELIVERY SCHEDULE

First Aircraft                                        August            1997
Second Aircraft                                       September         1997
Third Aircraft                                        October           1997
Fourth Aircraft                                       November          1997
Fifth Aircraft                                        December          1997
Sixth Aircraft                                        January           1998
Seventh Aircraft                                      February          1998
Eighth Aircraft                                       March             1998
Ninth Aircraft                                        April             1998
Tenth Aircraft                                        May               1998
Eleventh Aircraft                                     June              1998
Twelfth Aircraft                                      July              1998
Thirteenth Aircraft                                   August            1998
Fourteenth Aircraft                                   September         1998
Fifteenth Aircraft                                    October           1998
Sixteenth Aircraft                                    November          1998
Seventeenth Aircraft                                  December          1998
Eighteenth Aircraft                                   January           1999
Nineteenth Aircraft                                   February          1999
Twentieth Aircraft                                    March             1999
Twenty-first Aircraft                                 April             1999
Twenty-second Aircraft                                May               1999
Twenty-third Aircraft                                 June              1999
Twenty-fourth Aircraft                                July              1999
Twenty-fifth Aircraft                                 August            1999
Twenty-sixth Aircraft                                 September         1999
Twenty-seventh Aircraft                               October           1999
Twenty-eighth Aircraft                                November          1999
Twenty-ninth Aircraft                                 December          1999
Thirtieth Aircraft                                    January           2000
Thirty-first  Aircraft                                February          2000
Thirty-second Aircraft                                March             2000
Thirty-third Aircraft                                 April             2000
Thirty-fourth Aircraft                                May               2000
Thirty-fifth Aircraft                                 June              2000
Thirty-sixth Aircraft                                 July              2000
Thirty-seventh Aircraft                               August            2000
Thirty-eight Aircraft                                 September         2000
Thirty-ninth Aircraft                                 October           2000
Fortieth Aircraft                                     November          2000
Forty-first Aircraft                                  February          2001
Forty-second Aircraft                                 March             2001
Forty-third Aircraft                                  April             2001
Forty-fourth Aircraft                                 May               2001
Forty-fifth Aircraft                                  June              2001

                                   Exhibit "A"



                               September ___, 1998


George F. Pickett, Chairman
Atlantic Southeast Airlines, Inc.
100 Hartsfield Centre Pkwy., Suite 800
Atlanta, Georgia  30354-1356
U.S.A.


Gentlemen,

Re:      Letter Agreement No. 0372-01

Reference is made to Purchase Agreement No. P.A.-0372 (the "Agreement") between Bombardier Inc. ("Bombardier") and Atlantic Southeast Airlines, Inc. ("Buyer") for the sale of forty-five (45) Canadair Regional Jet aircraft.

This letter, when accepted and agreed to by Buyer contemporaneously with execution of the Agreement, will become part of the Agreement and will evidence our further agreement with respect to the matters set forth below.

All terms herein and in the Agreement and not defined herein shall have the same meanings as in the Agreement.

In consideration of Buyer having entered into the above-referenced Agreement, Bombardier agrees to provide Buyer with purchase rights for additional Aircraft under the following general conditions:

1.0      Bombardier hereby offers to Buyer purchase rights for up to forty-five
         (45) incremental Aircraft. The incremental Aircraft are hereinafter called the "Incremental Aircraft."

2.0 The Incremental Aircraft will be offered in [* ]; provided, that the [* ] of [* ] Incremental Aircraft (the "[* ]") shall be considered a
         [* ] of Incremental Aircraft for all purposes of this Letter Agreement. Each [* ] of Incremental Aircraft and each [* ] of Incremental Aircraft is sometimes referred to herein as a "[* ]" of Incremental Aircraft. The Incremental Aircraft will be offered for acceptance to Buyer at Bombardier's offices or premises in Montreal, Province of Quebec, Canada, for immediate export, and otherwise in accordance with the acceptance and delivery procedures provided for in the Agreement.

3.0      [*
                                                                             ]:

         [*Deleted in its entirety.]

4.0      The delivery dates of [*           ] of Incremental Aircraft [*
         ] shall be mutually agreed upon by Bombardier and Buyer and are subject to availability of the desired delivery positions prior to Buyer reserving said positions. Delivery dates of [* ] shall be between [* ] and [* ]. Delivery shall be at a rate not to exceed two Incremental Aircraft per month.

5.0 Delivery positions for the Incremental Aircraft [* ] may be reserved by Buyer, subject to availability, by giving Bombardier a written notice, [* ] prior to the delivery date of the first Incremental Aircraft in the applicable block, of its intention to purchase such block of Incremental Aircraft. Bombardier shall within fifteen (15) days of Buyer's notice, advise Buyer of the availability of the delivery dates for the relevant blocks of Incremental Aircraft. At such time as Bombardier and Buyer agree on the delivery dates of the block of Incremental Aircraft, Buyer shall within ten (10) days of such agreement provide a non-refundable deposit for the Incremental Aircraft [* ] of [* ] per Incremental Aircraft in any such block [* ] whereupon Bombardier will reserve such Incremental Aircraft for Buyer.

6.0 Buyer shall confirm its exercise of its right to purchase a block of Incremental Aircraft [* ] by definite written notice to Bombardier [* ] prior to the delivery date of the first Incremental Aircraft in said block. Buyer shall confirm its exercise of its right to purchase [* ] of Incremental Aircraft by definite written notice to Bombardier on or before [* ]. At that time (i) the payment terms contained in Article
         5.2 of the Agreement shall apply to any exercised block of Incremental Aircraft [* ]; provided, that for purposes of Article 5.2(a) the payment required thereunder shall be made at the time the Agreement is amended pursuant to Article 7.0 of this Letter Agreement with Buyer receiving credit for the deposits referred to in Article 5.0 of this Letter Agreement with respect to such Incremental Aircraft at such time, and (ii) [* ] of Letter Agreement 0372-02 shall be amended to include the exercised Incremental Aircraft.

7.0      The price of the Incremental Aircraft shall be the price stated in
         Article 4.0 of the Agreement, subject to escalation in accordance with the Agreement and provisions of Appendix I of the Agreement. [*
                                        ]  Incremental Aircraft, except that the
         following provisions thereof shall not be applicable:

         [*                     ] (except as provided in this Letter Agreement)
         LA No. 0372-03
         LA No. 0372-04, Article 3 and Article 5
         LA No. 0372-09
         LA No. 0372-12
         LA No. 0372-14
         LA No. 0372-15

         [*Deleted in its entirety]

         Upon exercise of the option to purchase the Incremental Aircraft, the Agreement shall be amended accordingly.

8.0 The basic configuration on the Aircraft as described in Article 2 and Appendix III of the Agreement maybe changed from time to time, leading to adjustments in the price of the basic Aircraft over the anticipated delivery schedule. In the event of changes to the basic Aircraft configuration, Bombardier and Buyer will discuss and agree as to whether these changes are to be incorporated in the Incremental Aircraft configuration for Buyer, and if so on a mutually acceptable adjustment to the Incremental Aircraft price.

9.0      [*Deleted in its entirety]

10.0 If Buyer exercises its purchase rights for [* ] Incremental Aircraft, Bombardier shall provide additional airframe, powerplant, avionics and electrical training for [* ] of Buyer's maintenance and avionics technicians per Incremental Aircraft purchased.

11.0 In the event Buyer exercises its option to [* ] hereunder on or before [* ], or to purchase [* ] Incremental Aircraft on or before [* ], Buyer shall have those additional rights provided in such events all as contemplated under that certain [* ] dated of even date herewith.

12.0 Except as provided for in Article 20.1 of the Agreement, the provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

13.0 This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein. To the extent of any inconsistency or conflict between this Letter Agreement and the Agreement, this Letter Agreement shall prevail.

If the foregoing correctly sets forth your understanding of our agreement with respect to the above matters, please indicate your acceptance and agreement below.

Yours truly,

BOMBARDIER INC.



John W. Murphy
Director, Contracts
Bombardier Regional Aircraft Division


ACCEPTED AND AGREED TO:

this     day of September, 1998
     ---

ATLANTIC SOUTHEAST AIRLINES, INC.




By:
         ----------------------------------
         George F. Pickett
         Chief Executive Officer

                                   Exhibit "B"



September     , 1998
          ----

Mr. George F. Pickett, Chairman
Atlantic Southeast Airlines, Inc.
100 Hartsfield Centre Pkwy., Suite 800
Atlanta, Georgia  30354-1356
U.S.A


Gentlemen,

Re:      Letter Agreement No. 0372-12

Reference is made to Purchase Agreement No. P.A.-0372 (the "Agreement") between Bombardier Inc. represented by Bombardier Aerospace Regional Aircraft ("Bombardier") and Atlantic Southeast Airlines, Inc. ("Buyer") for the sale of forty-five (45) Canadair Regional Jet aircraft.

This letter, when accepted and agreed to by Buyer contemporaneously with execution of the Agreement, will become part of the Agreement, will evidence our further agreement with respect to the matters set forth below, and will supersede Letter Agreement No. 0372-12 dated April 17, 1997.

All terms used herein which are defined in the Agreement and not defined herein shall have the same meanings as in the Agreement.

This Letter Agreement provides for the terms and conditions on which Bombardier shall provide residual value support with respect to the Aircraft.

1.       [*                                          ]

      (a)[*Deleted in its entirety.]

         (b)      [*                               ]

                           (i)[*Deleted in its entirety]


                           (ii)[*Deleted in its entirety]


2.       [*                         ]

         (a)      [*Deleted in its entirety]

         (b)      [*Deleted in its entirety]

         (c)      [*Deleted in its entirety]

3.       [*                                                                   ]

         (a)      [*Deleted in its entirety]


         (b)      [*Deleted in its entirety]


         (c)      [*Deleted in its entirety]


         (d)      [*Deleted in its entirety]


         (e)      [*Deleted in its entirety]


         (f)      [*Deleted in its entirety]

4.       [*Deleted in its entirety]


5.       [*Deleted in its entirety]


6.       [*Deleted in its entirety]


7. Confidentiality. The Buyer and Bombardier shall keep this Letter Agreement (including all exhibits hereto) confidential and shall not disclose, or cause to be disclosed, the same to any Person except as permitted by Article 23 of the Agreement, provided however that the terms of Exhibit F hereto shall be subject to the provisions of section 9 of said Exhibit F.

8. Legal Opinion. Unless waived by Buyer, contemporaneously with Bombardier's execution and delivery of any document attached hereto as Exhibit "A", "D" or "F" [* "], Bombardier shall supply a legal opinion opining on due authorization, execution and delivery of [* ] so executed and delivered and that [* ] are legal, valid and binding obligations of Bombardier, in accordance with their respective terms. The legal opinion shall be in a form to be mutually satisfactory and agreed upon by the parties within ten (10) days after the execution and delivery of the Agreement and may be provided in whole or in part by, or in reliance on an opinion issued by a duly admitted lawyer employed by the legal department of Bombardier.

9. In the event of termination of the Agreement, this Letter Agreement shall survive termination with respect to all delivered Aircraft under the Agreement.

10. Except as provided for in Article 20 of the Agreement, the provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein. To the extent of any inconsistency or conflict between this Letter Agreement and the Agreement, this Letter Agreement shall prevail.

If the foregoing correctly sets forth your understanding of our agreement with respect to the above matters, please indicate your acceptance and agreement below.

Yours truly,

BOMBARDIER INC.




John W. Murphy
Director of  Contracts
Bombardier Aerospace Regional Aircraft

ACCEPTED AND AGREED TO:
this     day of September, 1998
    -----

ATLANTIC SOUTHEAST AIRLINES, INC.


By:
         ---------------------------------------
         George F. Pickett
         Chairman and Chief Executive Officer

                                   Exhibit "C"






                              September _____, 1998


Mr. George F. Pickett, Chairman
Atlantic Southeast Airlines, Inc.
100 Hartsfield Centre Pkwy., Suite 800
Atlanta, Georgia  30354-1356
U.S.A.


Gentlemen,

Re:      Letter Agreement No. 0372-16

Reference is made to Purchase Agreement No. P.A.-0372 (the "Agreement") between Bombardier Inc. ("Bombardier") and Atlantic Southeast Airlines, Inc. ("Buyer") for the sale of thirty (30) Canadair Regional Jet aircraft.

This letter, when accepted and agreed to by Buyer contemporaneously with execution of the Agreement, will become part of the Agreement and will evidence our further agreement with respect to the matters set forth below.

All terms herein and in the Agreement and not defined herein shall have the same meanings as in the Agreement.

1.0 For the purposes of this Letter Agreement, (a) [* ] shall be measured by reference to [* ] and (b) [* ] shall be measured by reference to [* ].

2.0      [*Deleted in its entirety]

3.0      [*Deleted in its entirety]


3.1      [*Deleted in its entirety]


4.0      [*Deleted in its entirety]

5.0      [*Deleted in its entirety]


6.0      [*Deleted in its entirety]


7.0      [*Deleted in its entirety]


8.0      [*Deleted in its entirety]


9.0 In the event of the termination of the Agreement, this Letter Agreement shall survive with respect to all delivered Aircraft under the Agreement.

10.0 Except as provided for in Article 20.1 of the Agreement, the provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

11.0 This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein. To the extent of any inconsistency or conflict between this Letter Agreement and the Agreement, this Letter Agreement shall prevail.

If the foregoing correctly sets forth your understanding of our agreement with respect to the above matters, please indicate your acceptance and agreement below.

Yours truly,

BOMBARDIER INC.




John W. Murphy
Director of  Contracts
Bombardier Aerospace Regional Aircraft




ACCEPTED AND AGREED TO:
this      day of  September, 1998
     ----

ATLANTIC SOUTHEAST AIRLINES, INC.




By:
         -------------------------------------
         George F. Pickett
         Chairman and Chief Executive Officer

                                   Exhibit "D"

September __, 1998

Mr. George F. Pickett, Chairman
Atlantic Southeast Airlines, Inc.
100 Hartsfield Centre Pkwy., Suite 800
Atlanta, Georgia  30354-1356
U.S.A


Gentlemen,

Re:      Letter Agreement No. 0372-22

Reference is made to Purchase Agreement No. P.A.-0372 (the "Agreement") between Bombardier Inc., represented by Bombardier Aerospace Regional Aircraft ("Bombardier") and Atlantic Southeast Airlines, Inc. ("Buyer") for the sale of forty-five (45) Canadair Regional Jet aircraft.

This letter, when accepted and agreed to by Buyer contemporaneously with execution of the Agreement, will become part of the Agreement and will evidence our further agreement with respect to the matters set forth below.

All terms herein and in the Agreement and not defined herein shall have the same meanings as in the Agreement.

1.0      a)       [*Deleted in its entirety]

         b)       [*Deleted in its entirety]

         c)       [*Deleted in its entirety]

2.0      [*Deleted in its entirety]

3.0 Upon termination of the Agreement, this Letter Agreement shall survive termination with respect to all delivered Aircraft under the Agreement.

4.0 Except as provided for in Article 20 of the Agreement, the provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

5.0 This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein. To the extent of any inconsistency or conflict between this Letter Agreement and the Agreement, this Letter Agreement shall prevail.

         Without limiting the foregoing, the parties agree that Article 19 of the Agreement is fully applicable to this Letter Agreement.

If the foregoing correctly sets forth your understanding of our agreement with respect to the above matters, please indicate your acceptance and agreement below.

Yours truly,

BOMBARDIER INC.


John W. Murphy
Director of Contracts
Bombardier Aerospace Regional Aircraft

ACCEPTED AND AGREED TO:
this       day of September, 1998
     -----

ATLANTIC SOUTHEAST AIRLINES, INC.


By:
         ------------------------------------
         George F. Pickett
         Chairman and Chief Executive Officer

                                                                       Exhibit A
                                                                       ---------
                                                                    [Series 200]







                           [*DELETED IN ITS ENTIRETY]

                                                                       Exhibit B
                                                                       ---------
                                                                    [Series 200]





               Insert for Atlantic Southeast Airlines Term Sheet
               -------------------------------------------------



                           [*DELETED IN ITS ENTIRETY]

                                                                       Exhibit C
                                                                       ---------
                                                                    [Series 200]






                                  ARTICLE XX.


                           [*DELETED IN ITS ENTIRETY]

                                                                       Exhibit D
                                                                       ---------
                                                                    [Series 200]







                           [*DELETED IN ITS ENTIRETY]

                                                                       Exhibit F
                                                                       ---------
                                                                    [Series 200]







                           [*DELETED IN ITS ENTIRETY]